Van Kampen Massachusetts Value Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                       November 30, 2003 - April 30, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts


   The                                                                 Lehman
Commonweal  03/05/     -     $106.5 $1,075,0  1,000,  0.093%   1.43  Brothers,
  th of       04               7       50,      000             5%      Bear
Massachuse                             000                           Stearns &
   tts                                                                Co Inc,
                                                                     Citigroup,
                                                                     JP Morgan,
                                                                      Merrill
                                                                      Lynch &
                                                                      Co, UBS
                                                                     Financial
                                                                      Services
                                                                        Inc,
                                                                       Advest
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                     CIBC World
                                                                      Markets,
                                                                       Corby
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                      Eastern
                                                                        Bank
                                                                      Capital
                                                                      Markets,
                                                                      Fidelity
                                                                      Capital
                                                                      Markets,
                                                                       First
                                                                       Albany
                                                                     Corporatio
                                                                     n, Goldman
                                                                      Sachs &
                                                                     Co, Janney
                                                                     Montgomery
                                                                     Scott Inc,
                                                                       Mellon
                                                                     Financial
                                                                      Markets
                                                                        Inc,
                                                                       Morgan
                                                                      Stanley,
                                                                     Oppenheime
                                                                      r & Co,
                                                                      Quick &
                                                                       Reilly
                                                                        Inc,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      Inc, RBC
                                                                        Dain
                                                                      Rauscher
                                                                        and
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n